UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

DOCGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 West 35th Street, Floor 6, New York, New York (Address of principal executive offices)	10001 (Zip Code)

(844) 443-6246

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Ms. Vina Leite as an Independent Board Member

On November 10, 2022, the Board of Directors (the “Board”) of DocGo Inc. (the “Company”) increased the size of the Board from six to seven directors with the one newly created directorship being allocated to Class II, effective as of such date, in accordance with the Company’s Second Amended and Restated Certificate of Incorporation and the Company’s Amended and Restated Bylaws. The Board appointed Ms. Leite to fill the newly created directorship as a Class II director and to hold office until the next election of Class II directors and until her successor shall have been duly elected and qualified or until her earlier death, resignation, removal, retirement or disqualification. Ms. Leite currently serves as Chief People Officer at GoodRx, Inc., a publicly traded company that offers digital resources for healthcare.

Ms. Leite will participate in the Company’s standard compensation program for non-employee directors, as determined by the Board from time to time and disclosed in the Company’s 2022 proxy statement. In connection her appointment to the Board, the Board approved an initial grant to Ms. Leite of a number of nonqualified stock options under the DocGo Inc. 2021 Stock Incentive Plan, with a grant date of November 17, 2022 (the “Grant Date”), equal to $320,000 divided by the Black-Scholes value of a nonqualified stock option on the Grant Date, as determined by the Company (such quotient, rounded to the nearest whole number), with a per share exercise price equal to the closing price of a share of the Company’s common stock on the Grant Date. The grant shall vest as to one-third of the shares subject to the stock option on each of the first, second and third anniversaries of the Grant Date. Ms. Leite has also entered into a standard indemnification agreement with the Company, which was previously filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K, which was filed on November 12, 2021.

There are no transactions involving Ms. Leite and the Company that require disclosure under Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Ms. Leite and any other person pursuant to which she was selected to serve as a director.

On November 14, 2022, the Company issued a press release announcing Ms. Leite’s appointment to the Board, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Leadership Promotions

On November 10, 2022, the Board approved several leadership changes effective as of December 31, 2022 (the “Effective Time”). Specifically, the Board appointed Mr. Lee Bienstock as the Company’s President, effective as of the Effective Time, in addition to his current role as the Company’s Chief Operating Officer. Additionally, as of the Effective Time, Mr. Andre Oberholzer will be promoted from his current role as the Company’s Chief Financial Officer to the role of Treasurer and Executive Vice President of Capital Markets and Strategy, and Mr. Norman Rosenberg will succeed Mr. Oberholzer as the Chief Financial Officer of the Company, in addition to continuing to serve in his current role as the Chief Financial Officer of Ambulnz Holdings, LLC. Mr. Rosenberg will also assume the role of the Company’s principal accounting officer from Mr. Oberholzer as of the Effective Time.

Mr. Bienstock, age 39, has served as the Company’s Chief Operating Officer since March 2022. Previously, he served at Alphabet Inc., a multinational technology and internet services company, in a variety of roles since 2011, including most recently as the Global Head of Business Development at Google Devices and Services between June 2019 and March 2022 and as the Head of Partnerships at Google Fiber from 2014 to 2019. Mr. Bienstock received his M.B.A. from the Wharton School of Business at the University of Pennsylvania and his B.S. in Policy Analysis & Management with distinction from Cornell University.

Mr. Oberholzer, age 64, has served as the Company’s Chief Financial Officer since November 2021. He previously served as Chief Financial Officer of Ambulnz, Inc. from 2015 until November 2021. From 2006 to 2012, Mr. Oberholzer served as Chief Financial Officer at a division of Altegrity Risk International, a consulting and information services company, where he was responsible for restructuring and strategic projects. From 2005 to 2006, he served as Chief Financial Officer at WageWorks, Inc., a benefits administration company, where he was responsible for M&A integration and SOX readiness. From 2001 to 2005, Mr. Oberholzer served as Chief Financial Officer of Philips Electronics (EES) and Philips Healthcare (Customer Service), where his responsibilities included new business modeling, restructuring, M&A integration and maximization of earnings. He started his professional career at PricewaterhouseCoopers and has 13 years of experience in audit as a Chartered Accountant and a C.P.A. Mr. Oberholzer earned his B. Comm. in Accounting, Economics and Audit from the University of Johannesburg.

Mr. Rosenberg, age 53, has served as the Chief Financial Officer of Ambulnz Holdings, LLC since January 2020. From January 2015 to December 2019, Mr. Rosenberg served in a variety of roles at AmTrust Financial, Inc., an insurance company, including as President of the Direct-to-Consumer Division and Chief Financial Officer of AmTrust’s global fee companies. He previously served as Chief Financial Officer of KDDI Global, a telecommunications company and a division of Japan’s KDDI Corporation, from March 2009 to December 2014, as Chief Financial Officer of the Americas for the Marsh, Inc., an insurance company and a division of Marsh & McLennan Companies, from August 2007 to October 2008, and as Chief Financial Officer of IDT Telecom (NYSE: IDT), a telecommunications company, from April 2001 to July 2007. Mr. Rosenberg also previously served as Vice President of Capital Markets at IDT Telecom from October 1999 to March 2001. From 1995 to 1999, Mr. Rosenberg worked as an equity analyst for Standard & Poor’s Corporation. Mr. Rosenberg earned his M.S. from Johns Hopkins University and he is a Chartered Financial Analyst.

There are no transactions involving Messrs. Bienstock, Oberholzer and Rosenberg and the Company that require disclosure under Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Messrs. Bienstock, Oberholzer and Rosenberg and any other person pursuant to which they were selected to serve as officers of the Company.

The November 14, 2022 press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1, also announced these leadership promotions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release of DocGo Inc. dated November 14, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Stan Vashovsky
	Name:	Stan Vashovsky
	Title:	Chief Executive Officer

Date: November 14, 2022

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